                                                                    EXHIBIT 10.3

                       AMENDMENT NO. 6 TO CREDIT AGREEMENT


      AMENDMENT NO. 6 dated as of July 1, 2002 to the Credit Agreement dated as of April 9, 1997 and amended and restated as of June 8, 2001 (as amended and restated through the date hereof, the "CREDIT AGREEMENT") among FOOT LOCKER, INC. (formerly, Venator Group, Inc., the "COMPANY"), the Subsidiary Borrowers listed on the signature pages hereof (the "SUBSIDIARY BORROWERS"), the BANKS party thereto, the CO-AGENTS party thereto, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank and the LEAD ARRANGERS party thereto.

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, on and as of the date hereof, refer to the Credit Agreement as amended hereby.

      Section 2. Amendment to the Restricted Payments Covenant. (a) Clause (ii) of Section 5.15 of the Credit Agreement is amended by replacing the reference to "2.5:1" in the fifth line thereof with "2.0:1".

      (b) Clause (iii) of Section 5.15 of the Credit Agreement is amended to read in its entirety as follows:

      (iii) the aggregate amount of Restricted Payments made does not exceed 25% of the consolidated net income from continuing operations of the Company and its Consolidated Subsidiaries for the then most recently ended Fiscal Year with respect to which the Company has delivered the financial statements described in Section 5.01(a);

      Section 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      Section 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of a counterpart hereof signed by the Company, the Administrative Agent and the Required Banks (or a facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof).

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    FOOT LOCKER, INC.

                                    By:   /s/ Peter D. Brown
                                          -------------------------------
                                    Title: Vice President & Treasurer


                                    J.P. MORGAN SECURITIES, INC.

                                    By:   /s/ Colin S. Welch
                                          -------------------------------
                                    Title: Vice President


                                    BNY CAPITAL MARKETS, INC.

                                    By:   /s/ Jeffrey D. Landau
                                          -------------------------------
                                    Title: Managing Director


                                    JPMORGAN CHASE BANK, formerly The
                                       Chase Manhattan Bank, successor
                                       by merger to Morgan Guaranty
                                       Trust Company of New York

                                    By:   /s/ Teri Streusand
                                          -------------------------------
                                    Title: Vice President

                                    BANK OF AMERICA, N.A., successor by
                                       merger to Bank of America
                                       National Trust and Savings
                                       Association

                                    By:   /s/ Dan M. Killian
                                          -------------------------------
                                    Title: Managing Director


                                    THE BANK OF NEW YORK

                                    By:   /s/ Charlotte Sohn Fuiks
                                          -------------------------------
                                    Title: Vice President


                                    THE BANK OF NOVA SCOTIA

                                    By:   /s/ Todd S. Meller
                                          -------------------------------
                                    Title: Managing Director


                                    FLEET NATIONAL BANK, N.A.

                                    By:   /s/ Suzanne Chomiczewski
                                          -------------------------------
                                    Title: Vice President


                                    WACHOVIA BANK, NATIONAL
                                       ASSOCIATION, formerly known as
                                       First Union National Bank

                                    By:   /s/ Stephen T. Dorosh
                                          -------------------------------
                                    Title: Vice President

                                    BANCO POPULAR PUERTO RICO NEW YORK
                                       BRANCH

                                    By:   /s/ Hector J. Gonzalez
                                          -------------------------------
                                    Title: Vice President


                                    FIRSTAR BANK N.A.

                                    By:   /s/ Gregory L. Dryden
                                          -------------------------------
                                    Title: Vice President

                                    THE BANK OF NEW YORK, as
                                       Administrative Agent, LC Agent
                                       and Swingline Bank

                                    By:   /s/ Charlotte Sohn Fuiks
                                          -------------------------------
                                    Title: Vice President

Acknowledged and consented to by:


                  EASTBAY, INC.
                  FOOTLOCKER.COM, INC.
                  FOOT LOCKER AUSTRALIA, INC.
                  FOOT LOCKER STORES, INC.
                  ROBBY'S SPORTING GOODS, INC.
                  TEAM EDITION APPAREL, INC.
                  VENATOR GROUP CORPORATE SERVICES, INC.
                  VENATOR GROUP HOLDINGS, INC.
                  VENATOR GROUP RETAIL, INC.
                  VENATOR GROUP SOURCING, INC.
                  VENATOR GROUP SPECIALTY, INC.
                  VENATOR GROUP INVESTMENTS LLC

                  By:  /s/ Peter D. Brown
                      -------------------------------------------
                       Title:  Vice President & Treasurer


                  RETAIL COMPANY OF GERMANY, INC.

                  By:  /s/ Bruce L. Hartman
                      -------------------------------------------
                       Title:  Senior Vice President